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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned hereby constitute Thomas F. Skelly and Joseph E. Mullaney, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 1996, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                 SIGNATURES                                  TITLE                      DATE
---------------------------------------------    ------------------------------    ---------------

               ALFRED M. ZEIEN                       Chairman of the Board          March 20, 1997
---------------------------------------------    of Directors, Chief Executive
               Alfred M. Zeien                        Officer and Director

              MICHAEL C. HAWLEY                    President, Chief Operating       March 20, 1997
---------------------------------------------         Officer and Director
              Michael C. Hawley

             JOSEPH E. MULLANEY                  Vice Chairman of the Board and     March 20, 1997
---------------------------------------------               Director
             Joseph E. Mullaney

              THOMAS F. SKELLY                     Senior Vice President and        March 20, 1997
---------------------------------------------       Chief Financial Officer
              Thomas F. Skelly

              CHARLES W. CRAMB                   Vice President, Controller and     March 20, 1997
---------------------------------------------     Principal Accounting Officer
              Charles W. Cramb

              WARREN E. BUFFETT                             Director                March 20, 1997
---------------------------------------------
              Warren E. Buffett

               WILBUR H. GANTZ                              Director                March 20, 1997
---------------------------------------------
               Wilbur H. Gantz

             MICHAEL B. GIFFORD                             Director                March 20, 1997
---------------------------------------------
             Michael B. Gifford

              CAROL R. GOLDBERG                             Director                March 20, 1997
---------------------------------------------
              Carol R. Goldberg

              HERBERT H. JACOBI                             Director                March 20, 1997
---------------------------------------------
              Herbert H. Jacobi

               HENRY R. KRAVIS                              Director                March 20, 1997
---------------------------------------------
               Henry R. Kravis

            RICHARD R. PIVIROTTO                            Director                March 20, 1997
---------------------------------------------
            Richard R. Pivirotto

                JUAN M. STETA                               Director                March 20, 1997
---------------------------------------------
                Juan M. Steta

           ALEXANDER B. TROWBRIDGE                          Director                March 20, 1997
---------------------------------------------
           Alexander B. Trowbridge

              JOSEPH F. TURLEY                              Director                March 20, 1997
---------------------------------------------
              Joseph F. Turley

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